UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 17, 2010
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
     On December 17, 2010, Cumulus Media Inc. (the “Company”) issued a press release confirming its proposal to acquire Citadel Broadcasting Corporation (“Citadel”). The proposal was initially communicated to the board of directors of Citadel on November 29, 2010 and reaffirmed on December 16, 2010 in a letter from Lewis W. Dickey, Jr., the chairman and chief executive officer of the Company, to the board of directors of Citadel. A copy of the press release confirming the proposal, including the full text of the letter delivered to the board of directors of Citadel on December 16, 2010, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Number	Exhibit

99.1	Press release dated December 17, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ J.P. Hannan
	Name:	J.P. Hannan
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: December 17, 2010